ARCTURUS THERAPEUTICS

Building the Next Generation of RNA Medicines

December 2020

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: expectations regarding our capitalization and resources; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; our strategy and focus; our efforts to develop a vaccine against COVID-19, the safety, efficacy or reliability of our COVID-19 vaccine candidate; the development and commercial potential of any of our product candidates; the timing and success of our development efforts; the success of any of our trials and our ability to achieve regulatory approval for any product candidate; the entry into or modification or termination of collaborative agreements and the expected milestones and royalties from such collaborative agreements; the potential market or clinical or commercial success of the clinical development programs of Arcturus; and any statements other than statements of historical fact, including those related to Arcturus' future cash, market or financial position.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus' Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 16, 2020 and in subsequent filings with, or submissions to, the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Company Highlights

Arcturus is a Clinical-Stage mRNA Vaccines and Medicines Company

Publicly Traded (Nasdaq: ARCT)

- Headquarters: San Diego, CA
- Number of Employees: 113
- Founded: 2013

Promising Therapeutic Candidates

- LUNAR-COV19 (COVID-19 Vaccine)
- LUNAR-OTC (Ornithine Transcarbamylase Deficiency)
- LUNAR-CF (Cystic Fibrosis)
- Additional Earlier Stage Programs


ARCTURUS

Arcturus Technologies Validated by Multiple Strategic Partners

Johnson & Johnson | Takeda | ultragenyx pharmaceutical | CYSTIC FIBROSIS FOUNDATION | DukeNUS Medical School | Catalent | Recipharm

Proprietary mRNA Technologies Driving Promising Therapeutic Programs

Broad and Strong Intellectual Property Portfolio

BUILDING INNOVATIVE RNA MEDICINES

- **mRNA & STARR™ mRNA**
  - mRNA Chemistry
  - mRNA Design & Modifications
  - mRNA Manufacturing Process
- **LUNAR® Delivery**
  - Lipid Chemistry
  - Formulation Design
  - LUNAR® Drug Product Manufacturing
- **200 Patents & Patent Applications**

Program	Indication
LUNAR-COV19	COVID-19 Vaccine
LUNAR-FLU	Flu Vaccine
LUNAR-OTC	Ornithine Transcarbamylase (OTC) Deficiency
LUNAR-CF	Cystic Fibrosis
LUNAR-CV	Cardiovascular Disease

ADDITIONAL EARLIER STAGE PROGRAMS

Arcturus Pipeline of mRNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

	Product Name	Indication	Route of Administration	Cell Target	Prevalence Worldwide	Anticipated 2021 Milestones
VACCINES	**LUNAR-COV19** (ARCT-021)	COVID-19	Intramuscular	Myocytes & Dendritic Cells	Global	Phase 2 Initiation Q1 Phase 3 Initiation Q2 EUA H2
	LUNAR-FLU	Influenza	Intramuscular	Myocytes & Dendritic Cells	Global	CTA 2021
HEPATIC	**LUNAR-OTC** (ARCT-810)	Ornithine Transcarbamylase Deficiency	Intravenous	Periportal Hepatocytes	> 10,000	Phase 2 Multiple Dose Study Initiation Mid 2021
RESPIRATORY	**LUNAR-CF**	Cystic Fibrosis	Inhaled	Bronchial Epithelial Cells	> 70,000	DC Selection Q4 2020 CTA H2 2021
TARGETED	**LUNAR-CV**	Cardiovascular Disease	Intravenous	Hepatocytes	~4,000 (HoFH) 3.5 Mill (HeFH)	CTA 2021

EUA = Emergency Use Authorization; DC = Development Candidate; CTA = Clinical Trial Application

Multiple mRNA Therapeutic Programs in Clinical Development with Milestones in 2020 and 2021

Partnerships Maximize Platform

Program	Partner	Indication
LUNAR-HBV	Johnson & Johnson	Hepatitis B Virus (HBV)
LUNAR-NASH	Takeda	Nonalcoholic Steatohepatitis (NASH)
LUNAR-GSD3	ultragenyx pharmaceutical	Glycogen Storage Disease Type III
LUNAR-RARE	ultragenyx pharmaceutical	Undisclosed Rare Disease
LUNAR-RPL	Undisclosed Large Pharma	Vaccines
LUNAR-AH	Undisclosed Animal Health Pharma	Vaccines

Greater than $1 Billion in Potential Milestones & Royalties

LUNAR® Delivery Technology

Biodegradable, highly optimized for each cell type

BUILDING INNOVATIVE RNA MEDICINES



LUNAR Associates with Cell Membrane



Enters Cell
Via Endocytosis

Lipid Particle in Endosome



Increased Acidity as
Endosome Ages

pH-Mediated Disruption



Rapid Biodegradation
of Vehicle

RNA in Cytosol



RNA Processing
and Translation

STARR™ mRNA Superior to Conventional mRNA

BUILDING INNOVATIVE RNA MEDICINES

Self-Transcribing and Replicating mRNA (STARR) delivered with LUNAR® provides higher protein expression and potentially longer-lasting duration of protein expression in mouse

STARR™ Technology
30-Fold Higher Protein Expression


STARR™ Technology
Conventional mRNA
PBS Control

Protein Expression Over 7 days


STARR™ mRNA vs. Conventional mRNA
Protein Expression
Log Scale
10^{10}
10^9
10^8
10^7
10^6
10^5
0 1 2 3 4 5 6 7
Days after Dosing
STARR™ mRNA
30X More Protein expression
Conventional mRNA
PBS Control

STARR™ mRNA technology together with LUNAR® delivery may enable single vaccine administration at very low dose

LUNAR-COV19 (ARCT-021)
COVID-19 Vaccine Candidate

Arcturus COVID-19 Vaccine Candidate has Significant Advantages

- Duke-NUS Partnership DukeNUS Medical School
- mRNA Vaccine: Simple, No Adjuvants, No Viruses
- STARR™ mRNA: Produces 30X More Protein than Conventional mRNA
- LUNAR® Technology: Non-viral Delivery System 
- Promising Preliminary Clinical Data: Immunogenicity and Tolerability Data in both Younger and Older Adults
- Potential Single-Shot: Simpler Logistics for Vaccinating Large Populations
- Very Low Dose: Enables Rapid Global Scale-up
- Readily Manufactured: Arcturus Processes + Strategic Partnerships Catalent. Recipharm
- Lyophilized Formulation: No need to be stored at ultra-cold temps, improved supply chain & distribution benefits

Preclinical Data: Robust Immune Response

BUILDING INNOVATIVE RNA MEDICINES

Humoral Immunity

STARR™ induces more robust titers compared to conventional mRNA



Single Dose
0.2 µg
STARR
mRNA
PBS
Single Dose
2 µg
STARR
mRNA
Single Dose
10 µg
STARR
mRNA
Anti-Spike Glycoprotein (Adjusted MFI)
Time (days)

Neutralizing antibody titers and high seroconversion at low doses



PRNT50 titers
STARR mRNA Vaccine dosage (ug)

Single Dose (µg)	Seroconversion	Neutralizing Antibody Titers (Geometric Mean)
0.2	80 %	58
2	100 %	218
10	100 %	≥ 320

Cellular Immunity

7 Days Post Single Dose

Adaptive Cellular Response (CD8+ cells)



CD8+ IFN-γ
%of CD8+ T cells
****
0 µg
0.2 µg
2 µg
10 µg

Balanced Th1/Th2 Immune Response (CD4+ cells)



Th1/Th2 ratio
IFN-γ/IL-4
0 µg
0.2 µg
2 µg
10 µg

- Single administration with a very low dose of Arcturus COVID vaccine results in potent immune reaction
- STARR™ mRNA generates neutralizing antibodies (anti-SARS-CoV-2 Spike Glycoprotein IgG) and a cellular T-cell mediated immune response at a much lower dose level compared to conventional mRNA

Publication BioRxiv Preprint

Promising pre-clinical results involving Arcturus' self-transcribing and replicating mRNA (STARR™) based vaccine ARCT-021 (LUNAR-COV19)

BUILDING INNOVATIVE RNA MEDICINES

Challenge Study



Percent Survival
100
80
60
40
20
0
0
2
4
6
8
10
12
14
Days post infection
PBS
LUNAR-COV19 2ug
LUNAR-COV19 10ug

IgG Avidity



C57BL/6J
Avidity of IgG to Spike (Avidity Index)
80
60
40
20
0
*
**
*
0.2
2
10
Dosage (μg)

- In a virus challenge study in the human ACE2 transgenic mouse model, a single dose provided complete protection from SARS-CoV-2 infection and death, compared to control mice which experienced 100% mortality
- The vaccination led to robust antibody responses, with neutralizing antibody titers increasing up to day 60
- Activation of cell mediated immunity produced a strong viral antigen specific CD8+ T lymphocyte response

ARCT-021 (LUNAR-COV19) Update

Phase 1/2 Clinical Trial

- Completed dosing all subjects (n=106), including older adults
- For both single and prime-boost regimens, at the interim analysis, observed high seroconversion rates for IgG binding antibodies, and Th1 dominant CD4+ immune responses – support advancement to Phase 2 trial
- Geometric Mean Titer (GMT) levels in the range of titers observed in convalescent plasma
- Favorable safety and tolerability observations; no subjects have withdrawn for any reason

Later Stage Clinical Trials

- Investigational New Drug (IND) Application and Clinical Trial Application (CTA) have been submitted; presently awaiting allowance to proceed from the U.S. FDA and Singapore's Health Sciences Authority (HSA)
- Expect to commence Phase 2 trial Q1 2021; regimens include single dose 7.5 µg, and prime-boost regimens
- Expect to commence Phase 3 trial Q2 2021, targeting Emergency Use Authorization in H2 2021

Manufacturing

- With our global manufacturing partners, we are positioned to manufacture finished doses of LUNAR-COV19 in Q1 2021 for stockpiling purposes, and have laid the foundation to produce hundreds of millions of doses of ARCT-021 over the next 18 months
- Lyophilized version of ARCT-021 vaccine product on track to be evaluated in Phase 3 clinical trial

Lyophilization Process Advantage Over Conventional Frozen Liquid

BUILDING INNOVATIVE RNA MEDICINES


Conventional RNA Vaccine Cold Chain
Freeze
Thaw
Frozen Liquid Requires Ultra-Low Temperature Storage
Ready for Use
Arcturus RNA Vaccine Cold Chain
Bulk Formulation
Freeze Dry
Diluent Added
Lyophilized Powder Cake
Does NOT Require Ultra-Low Temperature Storage
Ready for Use

- **Lyophilized version of ARCT-021 maintains key quality attributes of the frozen liquid equivalent**
- **Improved stability; collecting stability data at -20°C, +4-8°C, and Room Temperature**
- **Simpler handling: No dry ice at point of care, lower risk of degradation from uncontrolled temperature fluctuation**

LUNAR-OTC (ARCT-810)
Ornithine Transcarbamylase (OTC) Deficiency

OTC Deficiency Market Opportunity

Ornithine Transcarbamylase (OTC) Deficiency: The most common urea cycle disorder

- The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine
- Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death
- 10,000 worldwide prevalence

Unmet Medical Need

- Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate)
- Present standard of care does not effectively prevent life-threatening spikes of ammonia
- Severe OTC Deficiency patients are typically referred for liver transplant, currently the only cure

LUNAR-OTC Aims to Restore Enzyme Function

- Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation

LUNAR-OTC

Disease Normalization Following Single and Repeat Dosing in OTC Mouse Model

BUILDING INNOVATIVE RNA MEDICINES

Survival of OTC-deficient Mice on High Protein Diet - Weekly LUNAR-OTC Treatment



100
90
80
70
60
50
40
30
20
10
0
Surviving Animals (%)
1 mg/kg
0.3 mg/kg
Control
0
7
14
21
28
35
42
49
56
Time (Days)
LUNAR-OTC 1 mg/kg, n=10
LUNAR-OTC 0.3 mg/kg, n=10
High Protein Diet (Control), n=10
LUNAR-OTC I.V. Dosing Schedule

LUNAR-OTC

Exceeds Therapeutic Target of 10% Enzyme Replacement at all Doses in OTC-Deficient Mouse Model

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*
- Establishing 10% of natural enzyme levels is expected to be therapeutically significant


Periportal Expression in the Liver of OTC Protein
% Natural Levels
0
10
20
30
40
50
60
70
80
90
100
110
Low
Mid
High
Dose Level
Therapeutic Target = 10%

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016
*Lamers, W.H., Hakvoort, T.B.M., and Köhler, E.S. 'Molecular Pathology of Liver Diseases' in Monga S.P.S. (ed.), *MOLECULAR PATHOLOGY LIBRARY SERIES,* Springer Publishing, New York, pp. 125-132 | DOI: 10.1007/978-1-4419-7107-4

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

ARCT-810 Clinical Update

Phase 1 Clinical Trial Completed

- Double blind, randomized 2:1 active to placebo, dose-escalation trial in healthy adult volunteers
- All Adverse Events (AEs) mild or moderate
- Favorable PK profile: No LUNAR® lipids detectable after 48 hours following drug administration
- No steroid premedication
- Completed dose escalation of all cohorts (0.1, 0.2, 0.3, and 0.4 mg/kg)

Phase 1b Clinical Trial in OTC-Deficient Patients Initiated

- Commenced patient enrollment
- First subject has been dosed; well-tolerated
- Up to 12 patients; up to 3 dose levels
- All doses within anticipated range for therapeutic biological effect

Primary Goal: Identify safest doses to take forward into multiple dose clinical trials
Primary Endpoints: Safety and tolerability
Secondary Endpoints: Pharmacokinetics
Exploratory Endpoints: Biomarkers include ureagenesis, plasma ammonia levels and plasma OTC enzyme activity, and urine orotic acid levels

Next Milestone: Initiate Phase 2 Multiple Dose Study Mid-2021

LUNAR-CF
Cystic Fibrosis

Cystic Fibrosis Market Opportunity

Cystic Fibrosis: The most common rare disease in the United States

- Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways
- Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure
- 70,000 worldwide prevalence

Unmet Medical Need

- No CFTR functional corrector is approved for treatment of all patients
- Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant

LUNAR-CF Aims to Restore CFTR Function

- An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF patients, independent of any genotype
- A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF patients

Delivery of LUNAR®-mRNA to Rodent Airways

Nebulization: Upper/Lower Airways



LUNAR® + Luciferase mRNA

LUNAR® Targets Mice Epithelial Airways (TdTomato), Including Ciliated Cells (TdTomato/FoxJ1)

TdTomato / FoxJ1 / Dapi



Efficient delivery of LUNAR®-mRNA formulations in rodent airways

LUNAR®, an aerosolized delivery platform for lung

BUILDING INNOVATIVE RNA MEDICINES

Aerosolized LUNAR® Particles are Breathable


Formulation Lots
1
2
3
4
5
Breathable Range (microns)

Aerosolized LUNAR® -mRNA (EGFP) maintains activity

Pre-Nebulization



Post-Nebulization

LUNAR®-mRNA (hCFTR) is biologically active *in vivo* (NPD, Mouse)


NPD (mV)
-5
0
5
PBS
LUNAR+ Control mRNA
LUNAR+ hCFTR mRNA

Aerosolized LUNAR® droplets are in the optimal breathable range (1-5 microns)
Aerosolized LUNAR® maintains activity as measured by EGFP protein expression & Nasal Potential Difference (NPD)

Delivery of LUNAR®-mRNA into Epithelial Airways in Ferret

EGFP conversion in tracheal epithelial airways observed in the ROSA26TG Ferret model

- Ferrets are an excellent species for modeling certain human lung diseases*
- Novel LUNAR® formulations of CRE mRNA were tested in a transgenic ROSA26TG ferret model
- Activation of EGFP expression indicates that LUNAR® targets epithelial airways
- Anticipated next steps: Development Candidate Selection 2020 & IND Filing 2021


Untreated
Treated
TdTomato / EGFP / Dapi
A
B
50 µm
50 µm

In collaboration with John Engelhardt

LUNAR® effectively delivered mRNA to the tracheal epithelial airways in a Ferret model

*Yu, M., Sun, X., Tyler, S.R. *et al.* Highly Efficient Transgenesis in Ferrets. *Sci Rep* **9**, 1971 (2019)

LUNAR-CV

Targeted Messenger RNA Therapeutic

Cardiovascular Disease; LDL-Cholesterol Reduction

HoFH Market Opportunity

Homozygous Familial Hypercholesterolemia (HoFH):

- Severely elevated LDL Cholesterol (LDL-C) levels increases risk for cardiovascular disease
- In ~90% of HoFH patients, the LDL receptor (LDL-R) is deficient or absent that leads to low or no LDL-C uptake and subsequent degradation in the liver
- ~4000 HoFH patients and 3.5 million heterozygous FH (HeFH) patients in G7

Unmet Medical Need

- Current cholesterol-lowering medications do not sufficiently lower LDL levels in HoFH
- Most individuals with HoFH experience severe coronary artery disease by their mid-20s and apheresis is recommended by 5 years-old
- High rate of coronary bypass surgery or death by the teenage years in HoFH

LUNAR-CV Aims to lower LDL-Cholesterol to Normal Levels

- Restoration of LDL-Receptor function with mRNA therapy in the liver has potential to lower plasma LDL-Cholesterol levels, preventing cardiovascular disease, removing need for apheresis
- Potential to treat HeFH patients who do not respond effectively to existing therapies

LUNAR-CV, Targeted mRNA Therapeutic

Targets Hepatocytes in LDL Receptor Knock-out Mouse Model
Result: LDL-Cholesterol is bound and cleared from the plasma



in vivo Proof-of-Concept:
Hepatocytes Expressing LDL Receptors in LDL-R KO Mouse Model



Serum LDL-Cholesterol (mg/dL)
400
200
0
Normal Levels
PBS Control
LUNAR-CV NON-targeting
LUNAR-CV Targeting

- LUNAR-CV Utilizes Arcturus Targeting LUNAR® Delivery Technology
- LUNAR-CV Treatment Results in LDL-Cholesterol Levels Being Restored to Normal

Moving Forward

Anticipated Near-Term Milestones and Cash Position

LUNAR-COV19 (ARCT-021)	
Phase 2 Initiation	**Q1 2021**
Phase 3 Initiation	**Q2 2021**
Emergency Use Authorization (EUA)	**H2 2021**

LUNAR-OTC (ARCT-810)	
Phase 2 Multiple Dose Study Initiation	**Mid-2021**

LUNAR-CF	
Development Candidate (DC) Selection	**Q4 2020**
Clinical Trial Application (CTA) Filing	**H2 2021**

Cash Position
$307.1 million as of September 30, 2020

Management Team



Joseph E. Payne, MSc
President & CEO



Pad Chivukula, Ph.D.
CSO & COO



Andrew Sassine, MBA
CFO



Steve Hughes, M.D.
Chief Development Officer



Lance Kurata, J.D.
Chief Legal Officer



Board of Directors



Peter Farrell, Ph.D.
Chairman of the Board



Karah Parschauer, JD
Director of the Board



Edward W. Holmes, M.D.
Director of the Board



James Barlow, MA
Director of the Board



Magda Marquet, Ph.D.
Director of the Board



Joseph E. Payne, MSc
Director of the Board
President & CEO



Andrew Sassine, MBA
Director of the Board, CFO

Scientific Advisory Board



Jeff Colyer, M.D.

CEO of Virtus Consultants, former Governor of Kansas. Appointments at Georgetown, Kansas School of Medicine, Uniformed Services University for Health Sciences, International Medical Corps

Virtus



Ooi Eng Eong, BMBS, FRCPath, Ph.D.

Professor and Deputy Director of the Emerging Infectious Diseases Programme at the Duke-NUS Medical School

DukeNUS Medical School



Frederick G. Hayden, M.D., FACP

Professor Emeritus of Clinical Virology and Medicine at Virginia University School of Medicine

University of Virginia School of Medicine



Peter A. Patriarca, M.D.

Principal of Immuno-Vax LLC, and Sr. Affiliate Consultant with the Biologics Consulting Group

Biologics Consulting



Robert T. Schooley, M.D.

Distinguished Professor of Medicine and Sr. Director of International Initiatives at the University of California San Diego

UC San Diego



Jonathan Smith, Ph.D.

Chief Scientific Officer at VLP Therapeutics

VLP Therapeutics



Michael Hodges, M.D., BSc.

Chief Medical Officer (CMO) at Amplyx Pharmaceuticals

amplyx



Drew Weissman, M.D., Ph.D.

Professor of Medicine at the Perelman School of Medicine

Perelman School of Medicine University of Pennsylvania



ARCTURUS therapeutics

Appendix

LUNAR-COV19 Preclinical Seroconversion Data

Seroconversion Rate (% of Animals) – STARR™ mRNA vs. Conventional mRNA

Single Dose (µg)	LUNAR® Delivery			
	STARR™ mRNA (%)		Conventional mRNA (%)	
	Day 10	Day 19	Day 10	Day 19
0.2	40	60	20	20
2	80	**100**	20	0
10	100	100	40	80

100% of mouse seroconverted by day 19 at a single low dose (2 µg)

Preclinical Data: Anti-Spike Protein Levels Continue to Increase Up to 50 Days

BUILDING INNOVATIVE RNA MEDICINES

Single Administration of LUNAR-COV19



0.2 µg Dose
2.0 µg Dose
10.0 µg Dose
STARR
mRNA
PBS
Anti-Spike Glycoprotein (Adjusted MFI)
0
2000
4000
6000
8000
Time (days)
0
20
40
60

- **Higher titers** (anti-SARS-CoV-2 Spike Glycoprotein IgG) elicited by STARR™ mRNA
- **Titers continue to increase up to 50 days** with STARR™ mRNA; plateau reached with conventional mRNA
- Dose dependent increase in IgG titers; Luminex bead assay, 1/2000 serum dilution

Preclinical Data: Neutralizing Antibodies Continue to Increase for 60 Days

Single Administration (small dose, 2ug) of LUNAR-COV19

BUILDING INNOVATIVE RNA MEDICINES


PRNT50
SARS-CoV-2 Neutralization (PRNT50 titer)
1000
100
10
0.2
2
10
Dose (μg)
Day 30
Day 60

Virus neutralization assay:
Serum dilutions are incubated with SARS-CoV-2 virus, then added to cells. The cells die forming plaques, which are counted. The serum dilution that reduces the number of plaques by 50% is recorded (PRNT50). Maximum serum dilution tested was 1/320

After single dose (2 μg) of LUNAR-COV19, neutralizing antibodies continue to increase for 60 days (>300 titer)

Preclinical Data: Arcturus Vaccine elicits a Balanced Cell Mediated Immune Response

BUILDING INNOVATIVE RNA MEDICINES


CD8+ IFN-γ
Th1/Th2 ratio
%of CD8+ T cells
IFN-γ/IL-4
12
8
4
0
15
10
5
0
**
****
0 µg 0.2 µg 2 µg 10 µg
Dose (3015)
0 µg 0.2 µg 2 µg 10 µg

RNA Dose (µg)	% IFN-γ+ $CD8^+$ T Cells	CD4+ Th1/Th2 (IFN-γ/IL4)
0	4.0	4.6
0.2	4.5	5.3
2.0	6.0	5.0
10.0	8.0	6.0

Results Summary

- RNA dose dependent increase in IFN-γ positive $CD8^+$ T-cells
- Th1 biased $CD4^+$ response and stable Th1/Th2 ratio with increased RNA dose indicate balanced cell mediated immune response

Arcturus Safety Profile

External Validation

- Multiple strategic partnerships over many years confirms the positive potential safety profile of Arcturus LUNAR® and mRNA

Arcturus is committed to developing safe mRNA products

- 15 studies over several years with strategic partners

Top Safety Concern for RNA Medicines is Delivery

Arcturus LUNAR® Delivery Technology is well tolerated in non-human primates (NHPs)

- ✓ **@ 15 mg/kg single dose of non-coding siRNA**
- ✓ **@ 3 mg/kg x eight (8) weekly doses of non-coding siRNA (total of 24 mg/kg over 2 months)**

Arcturus mRNA chemistry shows promising efficacy and tolerability data

- Efficacy of OTC mRNA in mouse model @ 0.1 – 1 mg/kg

ATX Lipids are Effective and Biodegradable

BUILDING INNOVATIVE RNA MEDICINES

Protein Expression (*in vivo*)


Protein Expression (ng/mL)
300
200
100
0
PBS
ATX 1.0
ATX 2.0
PBS
ATX 1.0
ATX 2.0

Esterase Catalyzed Degradation (*in vitro*)


% Remaining
120%
100%
80%
60%
40%
20%
0%
0
5
10
15
20
25
30
Time (hr)
% ATX 1.0
% ATX 2.0
% MC3

Next Generation ATX Lipids Retain Degradability & Improve Delivery Efficiency

ATX 2.0 Lipid is Biodegradable and Clears *in vivo*

Plasma


0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/ml)
40000
30000
20000
10000
0
0
1
2
3
4
Time (hours)

Liver


0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/g)
250000
200000
150000
100000
50000
0
0
24
48
72
96
120
144
168
Time (hours)

- **ATX Lipid (the major component in LUNAR® technology) is degraded *in vivo***
- **ATX 2.0 Lipid Half-Life in the Liver is Approximately 20 hours**

Key Existing Country Relationships

Singapore

Research Partnership with Duke-NUS Medical School

Financial Support from the Economic Development Board of Singapore

- $10 M Grant for Research and Preclinical Work
- $6.7 M Grant for Phase 1/2 Clinical Trial
- Executed Manufacturing Support Agreement for $45 Million Non-Recourse Loan
- Up to $175 Million in vaccine purchases

Israel

Supply Agreement with Israel Ministry of Health

- Announced August 18, 2020
- Up to $225 Million in vaccine purchases (with MOH election for 500,000 Initial Reserve Doses)
- $12.5 M Initial Reserve Payment was paid in Oct 2020

Drug Substance: mRNA Design

BUILDING INNOVATIVE RNA MEDICINES

Arcturus' proprietary mRNA optimization platform

Optimize
mRNA sequence
Chemistry
Process

Improve
Protein Expression
Duration
Functional Activity


5' cap
5' UTR
Coding Region
3' UTR
Poly(A) tail

Sustained hEPO activity in NHPs upon repeat dosing

Weekly Dosing in Non-Human Primates (NHPs)


150
100
50
0
Monkey EPO (ng/ml) 6hrs post dose
1st
2nd
3rd
4th
Dose
PBS control
LUNAR-EPO mRNA 0.1 mg/kg

Proprietary mRNA Optimization Platform Demonstrates Sustained Activity Upon Repeat Dosing in NHPs

Drug Substance (mRNA) Manufacturing

BUILDING INNOVATIVE RNA MEDICINES

DNA Template Production → IVT and Capping Reaction → Purification Process → Buffer Exchange & Concentration

Features	Benefits
Optimized IVT Method	Reduced Cost; Higher Purity
Improved Capping Reaction	Reduced Cost of Goods
Proprietary Purification Process	Higher Purity in a Shorter Time
Efficient	Entire Process Less Than One Week
Scalable to > 1Kg	Access Large Patient Populations
Adaptable	Can Utilize a Variety of Modifications

Arcturus Internal non-GMP mRNA Production Capabilities: Up to 30 g in Less Than One Week

Drug Substance (mRNA) Manufacturing

BUILDING INNOVATIVE RNA MEDICINES


RNA Yield
Yield [g/L]
6
5
4
3
2
1
0
0.5
2
8
10
12.5
12.5
12.5
Scale [g]
RNA Purity
Purity [%]
100
90
80
70
60
50
0.5
2
8
10
12.5
12.5
12.5
Scale [g]
Non-GMP Lots Produced at Arcturus
GMP Lots Produced at CMO as part of recent GMP campaign

Three 12.5 g lots produced in recent GMP campaign are of equivalent quality and yield

Drug Product (LUNAR® + mRNA) Manufacturing

BUILDING INNOVATIVE RNA MEDICINES


Particle Size
Particle size (nm)
100.0
80.0
60.0
40.0
20.0
0.0
0.1
0.3
1.0
3.0
10.0
Batch Size (mRNA in grams)


%Encapsulated mRNA
%Encapsulated mRNA
100.0
80.0
60.0
40.0
20.0
0.0
0.1
0.3
1.0
3.0
10.0
Batch Size (mRNA in grams)

- Manufacturing of Drug Product Demonstrated up to Multigram Scale with Yields ≥ 85%
- GMP Batch of LUNAR®-OTC (ARCT-810) Drug Product Manufactured and Released